Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 23 to Registration Statement No. 2-78646 of Summit Cash Reserves Fund of Financial Institutions Series Trust (the “Fund”) on Form N-1A of our report dated July 8, 2003 appearing in the May 31, 2003 Annual Report of the Fund in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey September 17, 2003